Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating expenses:
Research and development	$ 13,293	$ 12,855	$ 17,948
General and administrative	7,191	6,032	5,527
Depreciation	3,141	4,862	4,937
Impairment of property and equipment	7,371	0	0
Other expense	1,705	0	0
Total operating expenses	(32,701)	(23,749)	(28,412)
Interest income	53	62	211
Interest expense	(849)	(2,105)	(3,468)
Change in fair value of warrant liability	14,436	192	1,824
Net income (loss)	(19,061)	(25,600)	(29,845)
Accretion of redeemable convertible preferred stock to redemption value	0	(3,993)	(14,059)
Net loss attributable to common stockholders	$ (19,061)	$ (29,593)	$ (43,904)
Basic and diluted net loss attributable to common stockholders per share (in dollars per share)	$ (0.88)	$ (3.22)	$ (62.95)
Weighted-average common stock outstanding - basic and diluted (in shares)	21,629	9,197	697